E X H I B I T  23(b)
                               -------------



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                                                                   Exhibit 23(b)



                         CONSENT OF INDEPENDENT ACCOUNTANTS





     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 27, 1997 which appears in CIDCO Incorporated's Annual Report on Form 10-K for the year ended December 31, 1996.




/s/Price Waterhouse LLP
Price Waterhouse LLP
San Jose, California
April 30, 1997